UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Thunder Bridge Capital Partners IV, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PROXY STATEMENT/PROSPECTUS SUPPLEMENT NO. 1

(to Proxy Statement/Prospectus dated November 12, 2024)

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS OF

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

AND

PROSPECTUS FOR UP TO 6,561,525 ORDINARY SHARES, 4,860,168 WARRANTS,
AND 4,860,168 ORDINARY SHARES UNDERLYING WARRANTS OF

COINCHECK GROUP N.V.

RESULTING FROM THE CONVERSION INTO A DUTCH PUBLIC LIMITED LIABILITY COMPANY (NAAMLOZE VENNOOTSCHAP) AND CHANGE OF NAME OF

COINCHECK GROUP B.V.

This Proxy Statement/Prospectus Supplement No. 1 (this “Supplement”) supplements the proxy statement/prospectus dated November 12, 2024 that was mailed by Thunder Bridge Capital Partners IV, Inc., a Delaware corporation (“Thunder Bridge,”) to its stockholders on or about November 12, 2024 (as supplemented, the “Proxy Statement/Prospectus”), in connection with the proposed business combination among Thunder Bridge, Coincheck Group B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“PubCo”) (which will be converted into a Dutch public limited liability company (naamloze vennootschap) to be renamed Coincheck Group N.V. immediately prior to the Business Combination), M1 Co G.K., a Japanese limited liability company (godo kaisha) (“M1 GK”), Coincheck Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of PubCo (“Merger Sub”) and Coincheck, Inc., a Japanese joint stock company (kabushiki kaisha) (“Coincheck”). PubCo filed the Proxy Statement/Prospectus with the Securities and Exchange Commission (the “SEC”) as part of a registration statement on Form F-4 (Registration No. 333-279165), which was declared effective on November 12, 2024 by the SEC. Capitalized terms used in this Supplement and not otherwise defined herein have the respective meanings ascribed to them in the Proxy Statement/Prospectus. This Supplement is being filed to update, amend and supplement the information previously included in the Proxy Statement/Prospectus with the information attached to this Supplement. You should read this Supplement together with the Proxy Statement/Prospectus, which is to be delivered with this Supplement.

The purpose of this Supplement is to update and supplement the information contained in the Proxy Statement/Prospectus with Thunder Bridge’s Quarterly Report on Form 10-Q for the period ended September 30, 2024.

This Supplement modifies and supersedes, in part, the information in the Proxy Statement/Prospectus and is not complete without, and may not be delivered or utilized except in combination with, the Proxy Statement/Prospectus, including any amendments or supplements thereto. This Supplement should be read in conjunction with the Proxy Statement/Prospectus, and if there is any inconsistency between the information in the Proxy Statement/Prospectus and this Supplement, you should rely on the information in this Supplement.

YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” IN THE PROXY STATEMENT/PROSPECTUS.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS OR THIS SUPPLEMENT OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE PROXY STATEMENT/PROSPECTUS OR THIS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The date of this Supplement is November 19, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q

(Mark One)

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended September 30, 2024

or

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from                  to

Commission File Number: 001-40555

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

(Exact name of registrant as specified in its charter)

Delaware	86-1826129
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9912 Georgetown Pike Suite D203 Great Falls, Virginia	22066
(Address of principal executive offices)	(Zip Code)

(202) 431-0507

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-fifth of one redeemable Warrant	THCPU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	THCP	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	THCPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.  Yes ☒   No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒   No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company, or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company,” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☒
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☒   No ☐

As of November 14, 2024, there were 9,485,736 shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”) and one share of Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”) of the registrant issued and outstanding.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

FORM 10-Q FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2024

i

PART I – FINANCIAL INFORMATION

Item 1. Financial Statements.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

CONDENSED BALANCE SHEETS

	September 30,	December 31,
	2024	2023
	(Unaudited)
ASSETS
Current assets:
Cash	$196	$13,002
Prepaid expenses	27,751	5,002
Total current assets	27,947	18,004
Cash held in Trust Account	31,467,808	37,273,384
Total assets	$31,495,755	$37,291,388

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Accounts payable and accrued expenses	$1,955,656	$1,664,765
Income taxes payable	421,311	1,460,954
Excise Taxes payable	2,133,974	2,070,896

WCL Promissory Note payable - related party	896,000	781,000
2024 Promissory Note Payable - related party	1,131,529	-
Total current liabilities	6,538,470	5,977,615
Warrant liability	633,118	390,110
Deferred underwriting fee payable	-	8,278,474
Total liabilities	7,171,588	14,646,199

Commitments

Shares subject to possible redemption, 2,924,486 and 3,517,087 shares at redemption value at September 30, 2024 and December 31, 2023, respectively.	31,347,808	37,025,930

Stockholders’ Equity (Deficit):
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none outstanding	-	-
Class A Common Stock, $0.0001 par value; 200,000,000 shares authorized; 6,561,250 outstanding (excluding 2,924,486 and 3,517,087 shares subject to possible redemption) as of September 30, 2024 and December 31, 2023, respectively	656	656
Class B Common Stock, $0.0001 par value; 20,000,000 shares authorized; 1 issued and outstanding as of September 30, 2024 and December 31, 2023, respectively	-	-
Additional paid in capital	8,278,474	-
Accumulated deficit	(15,302,771)	(14,381,397)
Total stockholders’ equity (deficit)	(7,023,641)	(14,380,741)
Total liabilities and stockholders’ equity (deficit)	$31,495,755	$37,291,388

See accompanying notes to the unaudited condensed financial statements.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

CONDENSED STATEMENTS OF OPERATIONS

(UNAUDITED)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023

Formation costs and other operating expenses	$308,884	$134,002	$880,026	$849,809
Loss from operations	(308,884)	(134,002)	(880,026)	(849,809)
Other income (loss):
Interest income	325,781	376,608	1,100,321	5,769,361
Change in fair value of warrant liability	195,703	390,110	(243,008)	390,110
Income before income taxes	212,600	632,716	(22,713)	5,309,662
Provision for income taxes	90,341	426,917	205,857	1,177,975
Net (loss) income	$122,259	$205,799	$(228,570)	$4,131,687
Weighted average shares redeemable outstanding Class A Common Stock	2,937,369	3,517,087	3,322,437	16,719,614
Basic and diluted net income per share, redeemable Class A Common Stock	$0.06	$0.09	$0.12	0.29

Weighted average shares outstanding non-redeemable Class A and Class B Common Stock	6,561,251	6,561,251	6,561,251	6,561,251
Basic and diluted net income (loss) per share, non-redeemable Class A and Class B Common Stock	$(0.01)	$(0.02)	$(0.09)	$(0.11)

See accompanying notes to the unaudited condensed financial statements.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

CONDENSED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

(UNAUDITED)

	Class A		Class B		Additional		Total Stockholders’
	Common Stock		Common Stock		Paid in	Accumulated	Equity
	Shares	Amount	Shares	Amount	Capital	Deficit	(Deficit)

Balance - December 31, 2022	648,056	$65	5,913,196	$591	$-	$(11,696,926)	$(11,696,270)
Conversion of Class B Common Stock to Class A Common Stock	5,913,195	591	(5,913,195)	(591)	-	-	-

Common Stock subject to redemption	20,135,697	2,014	-	-	207,087,549	-	207,089,563
Common stock redeemed	(20,135,697)	(2,014)	-	-	(207,087,549)	(4,190,672)	(211,280,235)
Excise tax imposed on common stock redemption	-	-	-	-	-	(2,070,896)	(2,070,896)
Net income	-	-	-	-	-	3,925,888	3,925,888
Balance - June 30, 2023	6,561,250	656	1	-	-	(14,032,606)	(14,031,950)

Common Stock subject to redemption	-	-	-	-	-	(376,604)	(376,604)

Net income	-	-	-	-	-	205,799	205,799
Balance - September 30, 2023	6,561,250	$656	1	$-	$-	$(14,203,411)	$(14,202,755)

Balance - December 31, 2023	6,561,250	$656	1	$-	$-	$(14,381,397)	$(14,380,741)
Common Stock subject to redemption	-	-	-	-	-	(423,944)	(423,944)
Excise Tax imposed on Common Stock redemption	-	-	-	-	-	(63,078)	(63,078)

Net Loss	-	-	-	-	-	(350,829)	(350,829)
Balance - June 30, 2024	6,561,250	656	1	-	-	(15,219,248)	(15,218,592)
Common Stock subject to redemption	-	-	-	-	-	(205,782)	(205,782)

Settlement of deferred underwriting fee payable	-	-	-	-	8,278,474	-	8,278,474
Net income	-	-	-	-	-	122,259	122,259
Balance - September 30, 2024	6,561,250	$656	1	$-	$8,278,474	$(15,302,771)	$(7,023,641)

See accompanying notes to the unaudited condensed financial statements.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Nine Months Ended September 30,
	2024	2023

Cash flow from operating activities:
Net (loss) income	$(228,570)	$4,131,687
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Interest earned in Trust Account	(1,100,321)	(5,769,361)
Change in fair value of Warrant liability	243,008	(390,110)
Changes in operating assets and liabilities:
Prepaid expenses	(22,749)	93,466
Accounts payable and accrued expenses	290,891	(7,622)
Income taxes payable	(1,039,643)	753,986
Net cash used in operating activities	(1,857,384)	(1,187,954)

Cash flows from investing activities:
Proceeds from redemption of Trust Account	6,905,896	208,655,007
Net cash provided by investing activities	6,905,896	208,655,007

Cash flows from financing activities:
Redemption of common stock	(6,307,847)	(207,089,563)
Proceeds from WCL Promissory Note payable - related party	115,000	388,000
Proceeds from 2024 Promissory Note payable - related party	1,131,529	-
Repayments of WCL Promissory Note payable - related party	-	(594,000)
Net cash used in financing activities	(5,061,318)	(207,295,563)
Net change in cash	(12,806)	171,490
Cash at the beginning of the period	13,002	32,022
Cash at the end of the period	$196	$203,512

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Income taxes	$1,245,500	$423,989

Supplemental disclosures of noncash activities:
Excise Tax liabilities accrued for Common Stock with redemptions	$63,078	$2,070,896
Settlement of deferred underwriting fee payable	$8,278,474	-
Reclassification of shares subject to possible redemption to redemptions payable	$6,307,847	$207,089,563

See accompanying notes to the unaudited condensed financial statements.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Thunder Bridge Capital Partners IV, Inc. (the “Company”) is a blank check company incorporated in Delaware on January 7, 2021. The Company was formed for the purpose of effectuating a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses (the “Business Combination”). The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of September 30, 2024, the Company had not yet commenced any operations. All activity from the period of January 7, 2021 (inception) through September 30, 2024 related to the Company’s formation, the initial public offering that was consummated by the Company on July 2, 2021 (the “Initial Public Offering”), and subsequent to the completion of the Initial Public Offering, identifying a target company for and consummating a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company generates non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The Registration Statement on Form S-1 for the Initial Public Offering, initially filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2021, as amended (File No. 333-254359), was declared effective on June 29, 2021 (the “IPO Registration Statement”). On July 2, 2021, the Company consummated the Initial Public Offering of 22,500,000 units (“Units” and, with respect to the (i) shares of Class A Common Stock included in the Units offered, the “Public Shares” and (ii) redeemable warrants included in the Units offered, the “Public Warrants”), generating gross proceeds of $225,000,000 (see Note 3).

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 625,000 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement to TBCP IV, LLC (the “Sponsor”), generating gross proceeds of $6,250,000 (the “Private Placement”) (see Note 4). The Private Placement Units consist of one share of Class A Common Stock (the “Private Placement Shares”), and one-fifth of one redeemable warrant (the “Private Placement Warrants” and together with the Public Warrants, the “Warrants”). Each whole Private Placement Warrant entitles the holder to purchase one share of the Class A Common Stock at an exercise price of $11.50 per whole share.

Following the closing of the Initial Public Offering on July 2, 2021, an amount of $225,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the Private Placement Units in the Private Placement was placed in an U.S.-based trust account (“Trust Account”), which were initially invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting the conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. To mitigate the risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act, on June 22, 2023, the Company instructed Continental Stock Transfer & Trust Company (“Continental”) to liquidate the investments held in the Trust Account, as of July 1, 2023, and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at JPMorgan Chase Bank, N.A, with Continental continuing to act as trustee, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account to the Company’s stockholders, as described below.

Transaction costs of the Initial Public Offering and the Private Placement amounted to $12,793,700, consisting of (i) $4,500,000 of underwriting fees, (ii) 8,278,474 of deferred underwriting fees (see Note 6) and (iii) $418,700 of other costs.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

On August 9, 2021, the underwriters of the Initial Public Offering exercised the over-allotment option in part and purchased an additional 1,152,784 units (the “Over-Allotment Units”), generating gross proceeds of $11,527,840 (the “Over-Allotment”). In conjunction with the Over-Allotment, the Company consummated a sale of an additional 23,055 Private Placement Units to the Sponsor at a price of $10.00 per Private Placement Unit, generating gross proceeds of $230,550. Following the Over-Allotment, an additional $11,527,840 of proceeds was placed in the Trust Account. In connection with the partial exercise of the over-allotment option and the expiration of the over-allotment option, 555,554 shares of the Class B Common Stock were forfeited for no consideration.

The Company’s executive officers and directors (“Management”) has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the Private Placement, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The rules of the Nasdaq Stock Market LLC (“Nasdaq”) provide that the Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (less any deferred underwriting commissions and taxes payable on interest earned on the Trust Account) at the time of the signing a definitive agreement to enter a Business Combination. The Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its holders of the outstanding Public Shares (the “Public Stockholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. In connection with a proposed Business Combination, the Company may seek stockholder approval of a Business Combination at a meeting called for such purpose at which Public Stockholders may seek to redeem their Public Shares, regardless of whether they vote for or against a Business Combination. The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination.

If the Company seeks stockholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the amended and restated certificate of incorporation of the Company currently in effect, as amended (the “Amended and Restated Charter”), provides that, a Public Stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from seeking redemption rights with respect to 15% or more of the Public Shares without the Company’s prior written consent.

The Public Stockholders will be entitled to redeem their Public Shares for a pro rata portion of the amount then in the Trust Account ($10.76 per share, as of September 30, 2024, plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations). The per-share amount to be distributed to Public Stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters of the Initial Public Offering (see Note 6). There will be no redemption rights upon the completion of a Business Combination with respect to the Warrants. These shares of Class A Common Stock have been recorded at a redemption value and classified as temporary equity upon the completion of the Initial Public Offering, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity” (“ASC 480”).

If a stockholder vote is not required and the Company does not decide to hold a stockholder vote for business or other legal reasons, the Company will, pursuant to the Amended and Restated Charter, offer such redemption pursuant to the tender offer rules of the SEC, and file tender offer documents containing substantially the same information as would be included in a proxy statement with the SEC prior to completing a Business Combination.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

The Sponsor has agreed (i) to vote its Founder Shares (as defined in Note 5), the Private Placement Shares and any Public Shares purchased during or after the Initial Public Offering in favor of a Business Combination, (ii) not to propose an amendment to the Amended and Restated Charter with respect to the Company’s pre-Business Combination activities prior to the consummation of a Business Combination unless the Company provides dissenting Public Stockholders with the opportunity to redeem their Public Shares in conjunction with any such amendment; (iii) not to redeem any shares (including the Founder Shares) and Private Placement Units (including underlying securities) into the right to receive cash from the Trust Account in connection with a stockholder vote to approve a Business Combination (or to sell any shares in a tender offer in connection with a Business Combination if the Company does not seek stockholder approval in connection therewith) or a vote to amend the provisions of the Amended and Restated Charter relating to stockholders’ rights of pre-Business Combination activity and (iv) that the Founder Shares and Private Placement Units (including underlying securities) shall not participate in any liquidating distributions upon winding up if a Business Combination is not consummated. However, the Sponsor will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares purchased during or after the Initial Public Offering if the Company fails to complete its Business Combination.

The Sponsor has agreed that it will be liable to the Company if and to the extent any claims by a third party for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or Business Combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the day of liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the Trust Account assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the Company’s indemnity of the underwriters of Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). However, the Company has not asked the Sponsor to reserve for such indemnification obligations, nor has the Company independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, the Company cannot assure its stockholders that the Sponsor would be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties including, without limitation, claims by vendors and prospective target businesses. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

The Company completed its Initial Public Offering, at which time, capital in excess of the funds deposited in the Trust Account and/or used to fund offering expenses was released to the Company for general working capital purposes. Additionally, the Sponsor executed the (i) WCL Promissory Note (as defined in Note 5) and (ii) 2024 Promissory Note (as defined in Note 5) to loan the Company up to $1,500,000 and $2,000,000, respectively. Through September 30, 2024, the Company had borrowed $1,500,000 and repaid $604,000 under the WCL Promissory Note. Through September 30, 2024, the Company had borrowed approximately $1,131,429 under the 2024 Promissory Note, and approximately $868,471 remained available to finance transaction costs in connection with the initial Business Combination.

Extensions of the Combination Period

The Company initially had until July 2, 2023, 24 months from the closing of the Initial Public Offering, to consummate its initial Business Combination (the “Combination Period”). On June 21, 2023, the Company held  a special meeting of its stockholders in lieu of an annual meeting of stockholders (the “2023 Special Meeting”) at which its stockholders approved, among other things, an amendment to the Amended and Restated Charter to (i) extend the Combination Period from July 2, 2023 to July 2, 2024 (or such earlier date as determined by the Company’s board of directors (the “Board of Directors”)) (the “First Extension Amendment Proposal”) and (ii) provide for the right of a holder of shares of Class B Common Stock, to convert such shares into shares of Class A Common Stock on a one-for-one basis prior to the closing of a Business Combination (the “Founder Share Amendment Proposal” and together with the First Extension Amendment Proposal, the “Charter Amendment Proposals”).

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

In connection with the 2023 Special Meeting and the vote to approve the Charter Amendment Proposals, Public Stockholders holding 20,135,697 Public Shares properly exercised their right to redeem such Public Shares for cash at a redemption price of approximately $10.28 per share (the “2023 Redemptions”), for an aggregate redemption amount of approximately $207.1 million. The 2023 Redemptions were effected on July 3, 2023.

On June 26, 2024, the Company held a special meeting of its stockholders in lieu of an annual meeting of stockholders (the “2024 Special Meeting”) at which its stockholders approved, among other things, an amendment to the Amended and Restated Charter to extend the Combination Period from July 2, 2024 to January 2, 2025 (or such earlier date as determined by the Board of Directors) (the “Second Extension Amendment Proposal”).

In connection with the 2024 Special Meeting and the vote to approve the Second Extension Amendment Proposal, Public Stockholders holding 592,601 Public Shares properly exercised their right to redeem such Public Shares for cash at a redemption price of approximately $10.64 per share (the “2024 Redemptions”), for an aggregate redemption amount of approximately $6.3 million. The 2024 Redemptions were effected on July 2, 2024.

As a result of the Founder Share Conversion (as defined in Note 5), the 2023 Redemptions and the 2024 Redemptions, as of September 30, 2024, there were 9,485,736 shares of Class A Common Stock issued and outstanding. (See Note 2).

If the Company has not completed a Business Combination by the end of the Combination Period, pursuant to the Amended and Restated Charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but no more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board of Directors, proceed to commence a voluntary liquidation and thereby a formal dissolution of the Company, subject in each case to its obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and the requirements of applicable law. The underwriters of the Initial Public Offering have agreed to waive their rights to the deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution will be less than the Initial Public Offering price per Unit ($10.00).

Inflation Reduction Act of 2022

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023 (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax.  In April 2024, the Treasury issued proposed regulations providing guidance with respect to the Excise Tax. Taxpayers may rely on these proposed regulations until final regulations are issued. Under the proposed regulations, liquidating distributions made by publicly traded domestic corporations are exempt from the Excise Tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Business Combination, extension vote or otherwise, may be subject to the Excise Tax. Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a Business Combination) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in the Company’s ability to complete a Business Combination.

During the second quarter of 2024, the Internal Revenue Service issued final regulations with respect to the timing and payment of the Excise Tax. These regulations provided that the filing and payment deadline for any liability incurred during the period from January 1, 2023 to December 31, 2023 would be October 31, 2024.

The Company is currently evaluating its options with respect to this obligation. Any amount of such Excise Tax not paid in full will be subject to additional interest and penalties which are currently estimated at 10% interest per annum and a 5% underpayment penalty per month or portion of a month up to 25% of the total liability for any amount that is unpaid from November 1, 2024 until paid in full.

In connection with the 2023 Special Meeting and the vote to approve the Charter Amendment Proposals, Public Stockholders exercised their right to redeem 20,135,697 Public Shares for a total of approximately $207.1 million. In connection with the 2024 Special Meeting and the vote to approve the Second Extension Amendment Proposal, Public Stockholders exercised their right to redeem 592,601 Public Shares for a total of approximately $6.3 million.

The Excise Tax should be recognized in the period incurred, that is when the repurchase occurs. Any reduction in the tax liability due to a subsequent stock issuance, or an event giving rise to an exception, that occurs within a tax year should be recorded in the period of such stock issuance or event giving rise to an exception. As of September 30, 2024 and December 31, 2023, the Company recorded $2,133,974 and $2,070,896 of Excise Tax liability calculated as 1% of the Public Shares redeemed on (i) July 3, 2023 in the 2023 Redemptions and (ii) July 2, 2024 in the 2024 Redemptions.

Nasdaq Notice

On October 24, 2023, the Company received a letter (the “Total Stockholders Notice”) from the Listing Qualifications Department of Nasdaq (the “Nasdaq Staff”) notifying the Company that it was not in compliance with Nasdaq Listing Rule 5450(a)(2), which requires the Company to maintain at least 400 total holders for continued listing on the Nasdaq Global Market (the “Total Stockholders Rule”). The Total Stockholders Notice stated that the Company had until December 8, 2023 to provide Nasdaq with a plan to regain compliance. If the plan was accepted, Nasdaq Staff may grant an extension of up to 180 calendar days from the date of the Total Stockholders Notice to evidence compliance. If Nasdaq Staff did not accept the Company’s plan, the Company would have the opportunity to appeal that decision to a Nasdaq Hearings Panel. The Total Stockholders Notice had no immediate effect on the listing of the Company’s securities, and its securities continued to trade on the Nasdaq Global Market.

On October 26, 2023, the Company filed a Current Report on Form 8-K to disclose its receipt of the Total Stockholders Notice in accordance with Nasdaq Listing Rule 5810(b).

On December 8, 2023, the Company submitted its plan to meet the requirements under the Total Stockholders Rule. On December 13, 2023, the Company received a letter from the Nasdaq Staff granting it until April 22, 2024 to file documentation with the Nasdaq Staff from its transfer agent, or independent source, that demonstrates that its Common Stock has a minimum of 400 total holders. The Company submitted such documentation to the Nasdaq Staff on April 17, 2024.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

On April 26, 2024, the Company received a letter from the Nasdaq Staff (i) confirming receipt of the submitted documentation, (ii) determining that the Company is in compliance with the Total Stockholders Rule and (iii) declaring the matter now closed.

On July 18, 2024, the Company received a written notice (the “36-Month Notice”) from the Nasdaq Staff indicating that unless the Company timely requests a hearing before the Nasdaq Hearings Panel, trading of the Company’s securities on Nasdaq would be suspended due to the Company’s non-compliance with Nasdaq Listing Rule IM-5101-2 (the “36-Month Rule”), which requires that special purpose acquisition companies (“SPAC”) complete one or more Business Combinations within 36 months of the effectiveness of its initial public offering registration statement. The Company timely requested a hearing before the Nasdaq Hearings Panel to appeal the 36-Month Notice. On July 25, 2024, Nasdaq granted the Company’s hearing request, which stayed the suspension of trading of the Company’s securities on Nasdaq until the hearing process concludes and the Nasdaq Hearings Panel issues a written decision. The Company attended the hearing before the Nasdaq Hearings Panel on August 22, 2024. On September 11, 2024, the Nasdaq Hearings Panel determined to grant the Company’s request to continue its listing on Nasdaq, subject to the Company complying with certain requirements on or before January 14, 2025. (See Note 2).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) as determined by the FASB ASC and pursuant to the accounting and disclosure rules and regulations of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, the accompanying unaudited condensed financial statements do not include all of the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of Management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented. The accompanying condensed balance sheet at December 31, 2023 has been derived from the audited financial statements at that date, but does not include all disclosures, including notes, required by GAAP for complete financial statements.

Correction of an Immaterial Error in Previously Issued Financial Statements

During the three months ended December 31, 2023, the Company determined that it had made an error when calculating its December 31, 2022 accrual for legal fees in connection with the Coincheck Business Combination (as defined in Note 10).  Accordingly, the Company recorded an adjustment and concurrently corrected for an underaccrual of income taxes as of December 31, 2022 and revised the December 31, 2022 balances presented herein.  The revised reported amount of $(11,696,270) for the December 31, 2022 Stockholders’ Equity (Deficit) balance within the accompanying unaudited condensed statements of changes in stockholders’ equity (deficit) corrects the balance of $(10,800,081) previously reported in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, as filed with the SEC on November 14, 2023.  The amounts reported for Stockholder Equity (Deficit) as of June 30, 2023 and September 30, 2023 in the accompany unaudited condensed statements of changes in stockholders’ equity (deficit) have also been adjusted for this correction in the same amount.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

Liquidity, Capital Resources and Going Concern

As of September 30, 2024, the Company had a working capital deficit of approximately $6,510,523, including approximately $200 in its operating bank account.

The Company’s liquidity needs to date have been satisfied through (i) a contribution of $25,000 from the Sponsor to cover certain expenses in exchange for the issuance of the Founder Shares, (ii) an advance from an affiliate of the Sponsor of the payment of certain formation and operating costs on behalf of the Company and (iii) the proceeds from the consummation of the Private Placement not held in the Trust Account. In addition, as of September 30, 2024 and December 31, 2023, there was $896,000 and $781,000, respectively, outstanding under the WCL Promissory Note and $1,131,529 and $0, respectively, outstanding under the 2024 Promissory Note (see Note 5).

In connection with the Company’s assessment of going concern considerations in accordance with FASB ASC Topic 205-40, “Presentation of Financial Statements - Going Concern” (“ASC 205-40”), the Company has evaluated its liquidity and financial condition and determined that it is probable the Company will not be able to meet its obligations over the period of one year from the issuance date of the accompanying unaudited condensed financial statements. In addition, while the Company plans to seek additional funding or to consummate an initial Business Combination, there is no guarantee the Company will be able to borrow such funds from its Sponsor, an affiliate of the Sponsor, or certain of the Company’s officers and directors in order to meet its obligations through the earlier of the consummation of an initial Business Combination or one year from this filing. The Company has determined that the uncertainty surrounding its liquidity condition raises substantial doubt about its ability to continue as a going concern. The accompanying unaudited condensed financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with the vote to approve the Charter Amendment Proposals and the 2023 Redemptions, the Company received $1,565,444 from Continental, the trustee of the Trust Account, from the excess interest in the Trust Account, pursuant to the Company’s letter of instructions requesting a withdrawal sufficient to meet any potential estimated tax obligations. In connection with the vote to approve the Second Extension Amendment Proposal and the 2024 Redemptions, the Company received $518,050 from Continental, from the excess interest in the Trust Account, pursuant to the Company’s letter of instructions requesting a withdrawal sufficient to meet any potential estimated tax obligations. The Company anticipates continuing to make payments on its operating expenses, including taxes as they become due and payable through a combination of cash held on the balance sheet and advances under the 2024 Promissory Note. The Company estimates as of September 30, 2024, income taxes payable of $330,970. As of September 30, 2024, the Company’s cash balances are insufficient to pay its estimated income tax obligation. The Sponsor has advised the Company that it is prepared to honor advances to meet the Company’s income tax obligations, less any cash held on the Company’s balance sheet, as they become due.

For the nine months ended September 30, 2024, the Company made payments for operating expenses, including taxes, as well as other expenses and obligations.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period, which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company, which is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the accompanying unaudited condensed financial statements in conformity with GAAP requires Management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the accompanying unaudited condensed financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires Management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the accompanying unaudited condensed financial statements, which Management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

The Company had $196 and $13,002 in cash and no cash equivalents as of September 30, 2024 and December 31, 2023, respectively.

Income Taxes

The Company complies with the accounting and reporting requirements of FASB ASC Topic 740, “Income Taxes” (“ASC 740”), which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits, if any, as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of September 30, 2024 and December 31, 2023. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company has identified the United States as its only “major” tax jurisdiction.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

Offering Costs

The Company complies with the requirements of FASB ASC Topic 340-10-S99-1 and SEC Staff Accounting Bulletin Topic 5A, “Expenses of Offering”. Offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Initial Public Offering. Offering costs are charged against the carrying value of Class A Common Stock or the Company’s statement of operations based on the relative value of the Class A Common Stock and the Public Warrants to the proceeds received from the Units sold upon the completion of the Initial Public Offering. Accordingly, offering costs in the aggregate of $13,427,731 were recognized, $269,805 of which was allocated to the Warrants and immediately expensed included in formation costs and other operating expenses, and $13,157,926 was allocated to Class A Common Stock, reducing the carrying amount of such shares.

On July 29, 2024, the underwriters of the Initial Public Offering agreed to waive their rights to the deferred underwriting commission, pursuant to the Underwriting Agreement, the gain on the waived deferred underwriting commission was recognized as an increase in additional paid in capital.

Cash Held in Trust Account

On June 22, 2023, the Company instructed Continental to liquidate the investments held in the Trust Account as of July 1, 2023, and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at JPMorgan Chase Bank, N.A., with Continental continuing to act as trustee, until the earlier of the consummation of the Business Combination or liquidation. As a result, at September 30, 2024 and December 31, 2023, the assets held in the Trust Account were held in an interest-bearing demand deposit account at a bank.

Shares Subject to Possible Redemption

All of the Class A Common Stock sold as part of the Units in the Initial Public Offering contain a redemption feature that allows for the redemption of such shares (i) in connection with the Company’s liquidation, (ii) if there is a shareholder vote or tender offer in connection with the Business Combination and (iii) in connection with certain amendments to the Amended and Restated Charter. In accordance with ASC 480, conditionally redeemable Class A Common Stock (including Class A Common Stock that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, such shares are classified as stockholders’ equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Accordingly, as of September 30, 2024 and December 31, 2023, 2,924,486 and 3,517,087 shares of Class A Common Stock, respectively, representing the Public Shares, subject to possible redemption at the redemption amount were presented at redemption value as temporary equity, outside of the stockholders’ equity (deficit) section of the accompanying condensed balance sheets.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable shares of Common Stock to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable shares of Common Stock are affected by charges against shares of Common Stock and accumulated deficit.

Net Income (Loss) Per Share of Common Stock

The Company complies with the accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. The Company has two classes of shares, the (i) Class A Common Stock subject to possible redemption and non-redeemable Class A Common Stock and (ii) Class B Common Stock. Income and losses are shared pro rata between the two classes of shares. Net income (loss) per share of Common Stock is computed by dividing net income (loss) by the weighted average number of Common Stock outstanding during the period.

The calculation of diluted net income (loss) per share does not consider the effect of the (i) Public Warrants issued in connection with the Initial Public Offering, (ii) sale of the Private Placement Warrants in the Private Placement and (iii) shares of Common Stock and Warrants issuable upon the conversion of the WCL Promissory Note, because the exercise of the Warrants and the conversion of the WCL Promissory Note is contingent upon the occurrence of future events.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

The following tables reflect the calculation of basic and diluted net income (loss) per share:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2024	2023	2024	2023
Net Income (Loss)	$122,259	$205,799	$(228,570)	$4,131,687
Accretion of redeemable Common Stock to redemption amount	(205,782)	(376,604)	(629,726)	(4,567,276)
Excise Taxes on stock redemption	-	-	(63,078)	(2,070,896)
Net income (loss) including accretion of temporary equity to redemption value and Excise Taxes on stock redemption	$(83,523)	$(170,805)	$(921,374)	$(2,506,485)

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
	2024		2023		2024		2023
	Redeemable	Non- redeemable	Redeemable	Non- redeemable	Redeemable	Non- redeemable	Redeemable	Non- redeemable
Basic and diluted net income (loss) per share
Numerator:
Allocation of net income (loss) including accretion of temporary equity to redemption value	$(25,829)	$(57,694)	$(59,607)	$(111,198)	$(309,723)	$(611,651)	$(1,800,082)	$(706,403)
Accretion of redeemable Common Stock to redemption value	205,782	-	376,604	-	629,726		4,567,276	-
Excise Taxes on stock redemption	-	-	-	-	63,078	-	2,070,896	-
Net income (loss)	$179,953	$(57,694)	$316,997	$(111,198)	$383,081	$(611,651)	$4,838,090	$(706,403)
Denominator:
Basic and diluted weighted average shares of Common Stock outstanding	2,937,369	6,561,252	3,517,087	6,561,252	3,322,437	6,561,252	16,719,614	6,561,252
Basic and diluted net income (loss) per share	$0.06	$(0.01)	$0.09	$(0.02)	$0.12	$(0.09)	$0.29	$(0.11)

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal Deposit Insurance Corporation coverage limit of $250,000. The Company has not experienced losses on this account and Management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.

Derivative Financial Instruments

The Company accounts for derivative financial instruments in accordance with FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value upon issuance and remeasured at each reporting date, with changes in the fair value reported in the accompanying unaudited condensed statements of operations. The classification of derivative financial instruments is evaluated at the end of each reporting period.

The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is evaluated at the end of each reporting period. Derivative liabilities are classified in the accompanying condensed balance sheets as current or non-current based on whether or not net-cash settlement or conversion of the instrument could be required within 12 months of the balance sheet date.

Warrants

The Company accounts for the Warrants as liability-classified instruments based on an assessment of the Warrant’s specific terms and applicable authoritative guidance in ASC 480 and ASC 815. The assessment considers whether the Warrants (i) are freestanding financial instruments pursuant to ASC 480, (ii) meet the definition of a liability pursuant to ASC 480, and (iii) meet all of the requirements for equity classification under ASC 815, including whether the Warrants are indexed to the Company’s own Common Stock and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of the Company’s control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of Warrant issuance and as of each subsequent reporting period while the Warrants are outstanding. Because the Company does not control the occurrence of events, such as a tender offer or exchange, that may trigger cash settlement of the Warrants where not all of the stockholders also receive cash, the Warrants do not meet the criteria for equity treatment thereunder, as such, the Warrants must be recorded as derivative liability.

For issued or modified Warrants that meet all of the criteria for equity classification, the Warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified Warrants that do not meet all the criteria for equity classification, the Warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the Warrants are recognized as a non-cash gain or loss on the accompanying unaudited condensed statements of operations.

Recently Issued Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the accompanying unaudited condensed financial statements.

Subsequent Events

Management of the Company evaluates events that have occurred after the balance sheet date of September 30, 2024 through the date the accompanying unaudited condensed financial statements were issued. Based upon the review, Management did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the accompanying unaudited condensed financial statements, except as follows:

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

On September 11, 2024, the Nasdaq Hearings Panel determined to grant the Company’s request to continue its listing on Nasdaq, subject to the following: on or before January 14, 2025, the Company will complete the Coincheck Business Combination and demonstrate compliance with the 36-Month Rule and all applicable initial listing standards for the Nasdaq Capital Market. The Nasdaq Hearings Panel advised the Company that January 14, 2025, represents the full extent of the Nasdaq Hearings Panel’s discretion to grant continued listing while the Company is non-compliant with the 36-Month Rule (the “Exception Period”).

During the Exception Period, the Company must provide prompt notification of any significant events occurring that may affect compliance with Nasdaq requirements, including, but not limited to, any event calling into question the Company’s ability to meet the terms of the granted exception. The Nasdaq Hearings Panel reserved the right to reconsider the terms of the granted exception based on any event, condition or circumstance that exists or develops that would make continued listing of the Company’s securities inadvisable or unwarranted in the opinion of the Nasdaq Hearings Panel. Any compliance document will also be subject to review by the Nasdaq Hearings Panel during the Exception Period, and the Nasdaq Hearings Panel reserves the right to request additional information before determining compliance by the Company with the terms of the exception.

There can be no assurance that the Company will be able to, on or before January 14, 2025, (i) complete the Coincheck Business Combination, (ii) demonstrate compliance with the 36-Month Rule and all applicable initial listing standards for the Nasdaq Capital Market and (iii) maintain compliance with other Nasdaq listing requirements within the Exception Period.

On October 8, 2024, the Coincheck Business Combination Parties (as defined in Note 10) entered into the Third Amendment to Business Combination Agreement (the “Third BCA Amendment”) to delete the Sponsor’s and Company Shareholders’ (as defined in the Coincheck Business Combination Agreement) right to receive Sponsor Earn Out Shares and Company Shareholder Earn Out Shares, respectively (each as defined in the Coincheck Business Combination Agreement). Further, at the Closing (as defined in the Coincheck Business Combination Agreement), the Sponsor shall automatically forfeit and surrender, and PubCo (as defined in Note 10) shall repurchase for no consideration, 2,365,278 of the PubCo Ordinary Shares (as defined in the Coincheck Business Combination Agreement) to be delivered to the Sponsor.

On November 12, 2024, a registration statement on Form F-4 in connection with the Coincheck Business Combination was declared effective by the SEC and we filed and mailed a definitive proxy statement/prospectus to seek stockholder approval of the Coincheck Business Combination at a special meeting of stockholders to be held on December 5, 2024.

NOTE 3. INITIAL PUBLIC OFFERING

On July 2, 2021, the Company consummated its Initial Public Offering of 22,500,000 Units at a purchase price of $10.00 per Unit. Each Unit consists of one Public Share and one-fifth of one Public Warrant. Each whole Public Warrant entitles the holder to purchase one share of Class A Common Stock at an exercise price of $11.50 per whole share (see Note 7).

On August 9, 2021, the underwriter of the Initial Public Offering exercised its over-allotment option in part and purchased an additional 1,152,784 Over-Allotment Units at $10.00 per Over-Allotment Unit.

NOTE 4. PRIVATE PLACEMENT

On July 2, 2021, simultaneously with the Initial Public Offering, the Sponsor purchased an aggregate of 625,000 Private Placement Units at a price of $10.00 per Private Placement Unit for an aggregate purchase price of $6,250,000 in the Private Placement. On August 9, 2021, in connection with the Over-Allotment, the Company consummated the sale of an additional 23,055 Private Placement Units to the Sponsor at a price of $10.00 per Private Placement Unit, generating gross proceeds of $230,550.

Each Private Placement Unit is identical to the Units offered in the Initial Public Offering, except there will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Placement Shares or Private Placement Warrants, which will expire worthless if the Company does not consummate a Business Combination within the Combination Period. The Company recorded the excess of the fair value of the Private Placement Warrants over the proceeds of $1,250 as a financing expense upon the closing of the Initial Public Offering.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 5. RELATED PARTY TRANSACTIONS

Founder Shares

On February 8, 2021, the Company issued an aggregate of 6,468,750 shares of Class B Common Stock (the “Founder Shares”) to the Sponsor for an aggregate purchase price of $25,000. The Founder Shares included an aggregate of up to 843,750 shares subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the Sponsor would collectively own, on an as-converted basis, 20% of the Company’s issued and outstanding shares after the Initial Public Offering (assuming the Sponsor did not purchase any Public Shares in the Initial Public Offering). On August 9, 2021, the underwriters partially exercised the over-allotment option to purchase an additional 1,152,784 Over-Allotment Units. In connection with the partial exercise of the over-allotment option and the expiration of the over-allotment option on August 9, 2021, 555,554 shares of Class B Common Stock were forfeited by the Sponsor for no consideration.

The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (i) one year after the completion of a Business Combination or (ii) the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s stockholders having the right to exchange their shares of Common Stock for cash, securities or other property. Notwithstanding the foregoing, if the last reported sale price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, the Founder Shares will be released from the lock-up.

On June 29, 2023, following the approval of the Founder Share Amendment Proposal by the Company’s stockholders at the 2023 Special Meeting, the Company issued an aggregate of 5,913,195 shares of Class A Common Stock to the Sponsor upon the conversion of an equal number of shares of Class B Common Stock held by the Sponsor as Founder Shares (the “Founder Share Conversion”). The 5,913,195 shares of Class A Common Stock issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Founder Share Conversion, as described above. As a result of the Founder Share Conversion, the 2023 Redemptions and the 2024 Redemptions, the Sponsor held approximately 69.1% of the issued and outstanding shares of Class A Common Stock, as of September 30, 2024.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor, an affiliate of the Sponsor, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The promissory notes would either be repaid upon consummation of a Business Combination, without interest, or, at the lender’s discretion, up to $1,500,000 of promissory notes may be converted upon consummation of a Business Combination into units at a price of $10.00 per unit. The units will be identical to the Private Placement Units. In the event that a Business Combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. On March 25, 2022, the Company issued a promissory note, representing a Working Capital Loan from the Sponsor, of up to $1,500,000 (as amended and restated, the “WCL Promissory Note”). At September 30, 2024 and December 31, 2023 there was $896,000 and $781,000 outstanding under the WCL Promissory Note, respectively. Through September 30, 2024, the Company had borrowed $1,500,000 and repaid $604,000 of the total advanced, so that $0 remained available to finance transaction costs in connection with the initial Business Combination.

The fair value of the WCL Promissory Note as of September 30, 2024 and December 31, 2023 was $896,000 and $781,000, respectively, with changes in fair value recorded to the accompanying unaudited condensed statements of operations. For the three and nine months ended September 30, 2024 and 2023, there were no changes in fair value recorded to the accompanying unaudited condensed statements of operations.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

On March 28, 2024, the Company issued a promissory note to the Sponsor in the principal amount of up to $1,000,000 (as amended and restated, the “2024 Promissory Note”). On May 15, 2024, the Company amended and restated the 2024 Promissory Note to the Sponsor to increase the principal amount from up to $1,000,000 to up to $2,000,000. The rest of the terms of the 2024 Promissory Note remain the same, including that the 2024 Promissory Note bears no interest and is repayable in full upon the earlier of (i) the date of the consummation of the initial Business Combination, and (ii) the date of the Company’s liquidation. At September 30, 2024, there was $1,131,529 outstanding under the 2024 Promissory Note and approximately $868,000 remained available to borrow under the 2024 Promissory Note.

Administrative Services Agreement

On June 29, 2021, the Company entered into an Administrative Services Agreement with First Capital Group, LLC, an affiliate of the Sponsor (“First Capital”, and such agreement, the “Administrative Services Agreement”). Pursuant to the Administrative Services Agreement, commencing on July 2, 2021, through the earlier of the consummation of a Business Combination or the Company’s liquidation, the Company pays First Capital a total of $10,000 per month for office space, utilities and secretarial and administrative support. The Company had incurred $30,000 and $30,000 for the three months ended September 30, 2024 and 2023 and $90,000 and $90,000 for the nine months ended September 30, 2024 and 2023, respectively. Administrative Service fees included in accrued expenses were $190,000 and $110,000 at September 30, 2024 and December 31, 2023, respectively.

Advisory Agreement

On June 29, 2021, the Company entered into an Advisory Agreement with an affiliate of its Chief Executive Officer (the “Advisory Agreement”). Pursuant to the Advisory Agreement, commencing on July 2, 2021, through the earlier of the consummation of a Business Combination or the Company’s liquidation, the Company pays such affiliate a monthly fee of $20,000 for advisory services related to its search for and consummation of its Business Combination. The Company had incurred $60,000 and $60,000 for the three months ended September 30, 2024 and 2023 and $180,000 and $180,000 for the nine months ended September 30, 2024 and 2023, respectively. Advisory Agreement fees included in accrued expenses were $320,000 and $180,000 at September 30, 2024 and December 31, 2023, respectively.

NOTE 6. COMMITMENTS

Registration Rights

The holders of the Founder Shares, Private Placement Units and any units that may be issued upon conversion of the Working Capital Loans (and in each case holders of their component securities, as applicable) are entitled to registration rights pursuant to a registration rights agreement entered into in connection with the Initial Public Offering, requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to Class A Common Stock). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

Pursuant to the Underwriting Agreement, dated June 29, 2021, the Company entered into with Morgan Stanley & Co. LLC (the “Underwriting Agreement”), the Company granted the underwriters of the Initial Public Offering a 45-day option to purchase up to 3,375,000 additional Units to cover over-allotments at the Initial Public Offering price, less the underwriting discounts and commissions. On August 9, 2021, the underwriters partially exercised the over-allotment option to purchase an additional 1,152,784 Over-Allotment Units.

The underwriters were paid a cash underwriting discount of two percent (2.00%) of the gross proceeds of the Initial Public Offering and the exercise of the Over-Allotment, or $4,730,557. In addition, the underwriters are entitled to a deferred fee of three and half percent (3.5%) of the gross proceeds of the Initial Public Offering and the Over-Allotment, or $8,278,474.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

On July 29, 2024, the underwriters of the Initial Public Offering agreed to waive their rights to the deferred underwriting commission held in the Trust Account.

NOTE 7. WARRANTS

The Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (i) 30 days after the consummation of a Business Combination or (ii) 12 months from the closing of the Initial Public Offering. The Public Warrants will expire five years from the consummation of a Business Combination or earlier upon redemption or liquidation.

The Company will not be obligated to deliver any Class A Common Stock pursuant to the exercise of a Public Warrant and will have no obligation to settle such Public Warrant exercise unless a registration statement under the Securities Act covering the issuance of the Class A Common Stock issuable upon exercise of the Public Warrants is then effective and a prospectus relating thereto is current, subject to the Company satisfying its obligations with respect to registration. No Public Warrant will be exercisable for cash or on a cashless basis, and the Company will not be obligated to issue any shares to holders seeking to exercise their Public Warrants, unless the issuance of the shares upon such exercise is registered or qualified under the securities laws of the state of the exercising holder, or an exemption from registration is available.

The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of the Business Combination, it will use its best efforts to file with the SEC, and within 60 business days following the Business Combination to have declared effective, a registration statement covering the issuance of the shares of Class A Common Stock issuable upon exercise of the Warrants and to maintain a current prospectus relating to those shares of Class A Common Stock until the Warrants expire or are redeemed. If a registration statement covering the shares of Class A Common Stock issuable upon exercise of the Warrants is not effective by the 60th business day after the closing of a Business Combination, warrant holders may, until such time as there is an effective registration statement and during any period when the Company will have failed to maintain an effective registration statement, exercise Warrants on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act or another exemption.

Once the Public Warrants become exercisable, the Company may redeem the Public Warrants for redemption:

●	in whole and not in part;

●	at a price of $0.01 per Public Warrant;

●	upon not less than 30 days’ prior written notice of redemption to each warrant holder; and

●	if, and only if, the reported last sale price of the Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like and certain issuances of Class A Common Stock and equity-linked securities) for any 20 trading days within a 30-trading day period commencing no earlier than the date the Warrants become exercisable and ending on the third business day before the date on which the Company sends the notice of redemption to the warrant holders.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

In addition, once the Public Warrants become exercisable, the Company may redeem the Public Warrants for redemption:

●	in whole and not in part;

●	at a price of $0.10 per Public Warrant;

●	upon not less than 30 days’ prior written notice of redemption to each warrant holder, provided that holders will be able to exercise their Public Warrants on a cashless basis prior to redemption and receive that number of shares of Class A Common Stock to be determined by reference to a formula set out in the warrant agreement, dated June 29, 2021, by and between the Company and Continental (the “Warrant Agreement”);

●	if, and only if, the last reported sale price of the Class A Common Stock equals or exceeds $10.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like and certain issuances of Class Common Stock and equity-linked securities) for any 20 trading days within a 30-trading day period commencing no earlier than the date the Warrants become exercisable and ending on the third business day before the date on which the Company sends the notice of redemption to the warrant holders (the “30-Day Reference Period”); and

●	if, and only if, the last reported sale price of the Class A Common Stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like and certain issuances of Class A Common Stock and equity-linked securities) for any 20 trading days within the 30-Day Reference Period, the Private Placement Warrants are also concurrently redeemed at the same price and terms as the outstanding Public Warrants (provided that the redemption may be on a cashless basis).

If and when the Public Warrants become redeemable by the Company, it may exercise its redemption rights even if it is unable to register or qualify the underlying securities for sale under all applicable state securities laws; provided, that the Company will use its best efforts to register or qualify such shares of Common Stock under the blue sky laws of the state of residence in those states in which the Public Warrants were offered by the Company in the Initial Public Offering.

The exercise price and number of shares of Class A Common Stock issuable upon exercise of the Public Warrants may be adjusted in certain circumstances including in the event of a share dividend, or recapitalization, reorganization, merger or consolidation. Additionally, in no event will the Company be required to net cash settle the Public Warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of the Public Warrants will not receive any of such funds with respect to their Public Warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Warrants. Accordingly, the Public Warrants may expire worthless.

In addition, if (i) the Company issues additional shares of Class A Common Stock or equity-linked securities for capital raising purposes in connection with the closing of its initial Business Combination at an issue price or effective issue price of less than $9.20 per share of Class A Common Stock (with such issue price or effective issue price to be determined in good faith by the Board of Directors and, in the case of any such issuance to the Sponsor or its affiliates, without taking into account any Founder Shares held by the Sponsor or such affiliates, as applicable, prior to such issuance) (the “Newly Issued Price”), (ii) the aggregate gross proceeds from such issuances represent more than 60% of the total equity proceeds, and interest thereon, available for the funding of the Business Combination on the date of the consummation of such initial Business Combination (net of redemptions), and (iii) the volume weighted average trading price of the Common Stock during the 20 trading day period starting on the trading day prior to the day on which the Company consummates its initial Business Combination (such price, the “Market Value”) is below $9.20 per share, the exercise price of the Public Warrants will be adjusted (to the nearest cent) to be equal to 115% of the higher of the Market Value and the Newly Issued Price, the $18.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to 180% of the greater of the Market Value and the Newly Issued Price and the $10.00 per share redemption trigger price described above will be adjusted (to the nearest cent) to be equal to the greater of the Market Value and the Newly Issued Price.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

The Private Placement Warrants are identical to the Public Warrants underlying the Units sold in the Initial Public Offering, except that the Private Placement Warrants will and the shares of Class A Common Stock issuable upon the exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Additionally, the Private Placement Warrants will be exercisable on a cashless basis and will be non-redeemable so long as they are held by the initial purchasers or their permitted transferees (other than in the case the Public Warrants are redeemed for $0.10 as described above). If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Warrant Agreement contains an Alternative Issuance provision that if less than 70% of the consideration receivable by the holders of the Class A Common Stock in the Business Combination is payable in the form of common equity in the successor entity, and if the holders of the warrants properly exercise the Warrants within thirty days following the public disclosure of the consummation of Business Combination by the Company, the Warrant price shall be reduced by an amount equal to the difference (but in no event less than zero) of (i) the Warrant price in effect prior to such reduction minus (ii) (A) the Per Share Consideration (as defined below) minus (B) the Black-Scholes Warrant Value (as defined below). The “Black-Scholes Warrant Value” means the value of a warrant immediately prior to the consummation of the Business Combination based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets. “Per Share Consideration” means (i) if the consideration paid to holders of the Common Stock consists exclusively of cash, the amount of such cash per Common Stock, and (ii) in all other cases, the volume weighted average price of the Common Stock as reported during the ten-trading day period ending on the trading day prior to the effective date of the Business Combination.

At September 30, 2024 and December 31, 2023, there were (i) 4,730,557 whole Public Warrants outstanding with a fair value of $614,972 and $378,445, respectively, and (ii) 129,611 Private Placement Warrants outstanding with a fair value of $18,146 and $11,665, respectively.

The Company accounts for the 4,730,557 Public Warrants and the 129,611 Private Placement Warrants issued and outstanding in accordance with the guidance contained in ASC 815-40. Such guidance provides that because the Warrants do not meet the criteria for equity treatment thereunder, each Warrant must be recorded as a derivative liability.

The Company believes that the adjustments to the exercise price of the Warrants is based on a variable that is not an input to the fair value of a “fixed-for-fixed” option as defined under ASC 815–40, and thus the Warrants are not eligible for an exception from derivative accounting. The accounting treatment of derivative financial instruments requires that the Company record a derivative liability upon the closing of the Initial Public Offering. Accordingly, the Company classifies each Warrant as a liability at its fair value and the Warrants have been allocated a portion of the proceeds from the issuance of the Units equal to its fair value determined by the Monte Carlo simulation. This liability is subject to re-measurement at each balance sheet date. With each such remeasurement, the Warrant liability will be adjusted to fair value, with the change in fair value recognized in the accompanying unaudited condensed statements of operations. The Company will reassess the classification at each balance sheet date. If the classification changes as a result of events during the period, the Warrants will be reclassified as of the date of the event that causes the reclassification.

NOTE 8. STOCKHOLDERS’ EQUITY (DEFICIT)

Preferred Stock

The Company is authorized to issue 1,000,000 shares of $0.0001 par value preferred stock. At September 30, 2024 and December 31, 2023, there were no shares of preferred stock issued or outstanding.

 Class A Common Stock

The Company is authorized to issue up to 200,000,000 shares of Class A Common Stock. Holders of the Class A Common Stock are entitled to one vote for each share. In connection with the 2023 Special Meeting and the vote to approve the Charter Amendment Proposals, Public Stockholders holding 20,135,697 Public Shares elected to redeem such Public Shares from the Trust Account for approximately $10.28 per share, or an aggregate of approximately $207.1 million. The 2023 Redemptions were effected on July 3, 2023.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

In connection with the 2024 Special Meeting and the vote to approve the Second Extension Amendment Proposal, Public Stockholders holding 592,601 Public Shares properly exercised their right to redeem such Public Shares for cash at a redemption price of approximately $10.64 per share, or an aggregate of approximately $6.3 million. The 2024 Redemptions were effected on July 2, 2024.

As a result of the Founder Share Conversion, the 2023 Redemptions and the 2024 Redemptions, as of September 30, 2024 and December 31, 2023, there were 6,561,250 shares of Class A Common Stock issued and outstanding (excluding 2,924,486 and 3,517,087 shares of Class A Common Stock subject to possible redemption, respectively).

Class B Common Stock

The Company is authorized to issue up to 20,000,000 shares of Class B Common Stock. Holders of the Class B Common Stock are entitled to one vote for each share. On June 29, 2023, following the approval of the Founder Share Amendment Proposal by the Company’s stockholders at the 2023 Special Meeting, the Company issued an aggregate of 5,913,195 shares of Class A Common Stock to the Sponsor upon the conversion of an equal number of shares of Class B Common Stock held by the Sponsor as Founder Shares. The 5,913,195 shares of Class A Common Stock issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Founder Share Conversion (see Note 5).

Following the Founder Share Conversion, the 2023 Redemptions and the 2024 Redemptions, at September 30, 2024 and December 31, 2023, there were 9,485,736 and 10,078,337 shares of Class A Common Stock issued and outstanding and one share of Class B Common Stock issued and outstanding and the Sponsor held approximately 69.1% and 65.1% of the issued and outstanding shares of Class A Common Stock, respectively.

Holders of Class A Common Stock and Class B Common Stock vote together as a single class on all other matters submitted to a vote of stockholders, except as required by law; provided that only holders of Class B Common Stock have the right to vote for the election of directors prior to the Business Combination.

The shares of Class B Common Stock will automatically convert into shares of Class A Common Stock at the time of the Business Combination on a one-for-one basis, subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations and the like.

The Company may issue additional Common Stock or preferred stock to complete its Business Combination or under an employee incentive plan after completion of its Business Combination.

NOTE 9. FAIR VALUE MEASUREMENTS

“Fair value” is defined as the price that would be received for sale of an asset or paid for transfer of a liability, in an orderly transaction between market participants at the measurement date. GAAP establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). These tiers include:

●	“Level 1”, defined as observable inputs such as quoted prices (unadjusted) for identical instruments in active markets;

●	“Level 2”, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

●	“Level 3”, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

The following table presents information about the Company’s assets and liabilities including those that are measured at fair value on a recurring basis at September 30, 2024 and December 31, 2023, and indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

		September 30,	December 31,
Description	Level	2024	2023
Assets:
Cash held in Trust Account (1)	1	$31,467,808	$37,273,384

Liabilities:
Public Warrants (1)	1	$614,972	$378,445
Private Placement Warrants (1)	2	18,146	11,665
WCL Promissory Note payable – related party (1)	3	896,000	781,000
2024 Promissory Note payable – related party	3	1,131,529	-

(1)	Measured at fair value on a recurring basis.

The Warrants are accounted for as liabilities in accordance with ASC 815-40 and are presented within Warrant liabilities on the accompanying condensed balance sheets. The Warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of Warrant liabilities in the accompanying unaudited condensed statements of operations.

Subsequent Measurement

The Warrants are measured at fair value on a recurring basis. The subsequent measurement of the Public Warrants as of September 30, 2024 and December 31, 2023, is classified as Level 1 due to the use of an observable market quote in an active market under the ticker “THCPW”. As the transfer of Private Placement Warrants to anyone outside of a small group of individuals who are permitted transferees would result in the Private Placement Warrants having substantially the same terms as the Public Warrants, the Company determined that the fair value of each Private Placement Warrant is classified as Level 2, due to the use of observable inputs.

The key inputs into the Monte Carlo simulation model for the Private Placement Warrants were as follows at the subsequent measurement date:

Input	September 30, 2024
Risk-free interest rate	3.58%
Expected term (years)	5
Expected term to consummate the Business Combination (years)	0.29
Expected Volatility	23.4%
Exercise Price	11.50
Stock price	10.53

As of September 30, 2024, the aggregate values of the Private Placement Warrants and Public Warrants were approximately $18,146 and $614,972, respectively.

THUNDER BRIDGE CAPITAL PARTNERS IV, INC.
NOTES TO CONDENSED FINANCIAL STATEMENTS
(UNAUDITED)

The following table presents the changes in the fair value of Warrant liabilities:

	Private
	Placement Warrants	Public Warrants	Warrant Liabilities
Fair value as of December 31, 2023	$11,665	$378,445	$390,110
Change in valuation inputs and other assumptions	6,481	236,527	243,008
Fair value as of September 30, 2024	$18,146	$614,972	$633,118

	Private
	Placement Warrants	Public Warrants	Warrant Liabilities
Fair value as of December 31, 2022	$28,515	$898,806	$927,321
Change in valuation inputs and other assumptions	(11,665)	(378,445)	(390,110)
Fair value as of September 30, 2023	$16,850	$520,361	$537,211

NOTE 10. BUSINESS COMBINATION

On March 22, 2022, the Company entered into a business combination agreement (as amended, the “Coincheck Business Combination Agreement”), by and among the Company, Coincheck Group B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“PubCo”), M1 Co G.K., a Japanese limited liability company (godo kaisha) (“HoldCo”), Coincheck Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Coincheck, Inc., a Japanese joint stock company (kabushiki kaisha) (“Coincheck” and collectively, with the Company, PubCo, HoldCo and Merger Sub, the “Coincheck Business Combination Parties”). On May 31, 2023, the Coincheck Business Combination Parties entered into an amendment to the Coincheck Business Combination Agreement, extending the Termination Date (as defined in the Coincheck Business Combination Agreement) from July 2, 2023 to July 2, 2024, and providing an additional termination right for the Company and for Coincheck, if at any time prior to Closing, the Common Stock or Warrants are delisted on the Nasdaq Global Market, subject to an available cure period. On May 28, 2024, the Coincheck Business Combination Parties entered into a second amendment to the Coincheck Business Combination Agreement, extending the Termination Date from July 2, 2024 to January 2, 2025.

If the Coincheck Business Combination Agreement is approved by the Company’s stockholders, and the transactions contemplated by the Coincheck Business Combination Agreement are consummated, (i) Coincheck equityholders will conduct a share exchange pursuant to which they will receive shares of PubCo and Coincheck will become a wholly owned subsidiary of PubCo and (ii) the Company will merge with and into a wholly-owned subsidiary of PubCo, with the Company continuing as the surviving corporation and a wholly owned subsidiary of PubCo, with Company stockholders and warrant holders receiving identical numbers of securities of PubCo (collectively, the “Coincheck Business Combination”).

As consideration for the Coincheck Business Combination, Coincheck equity holders will receive approximately $1.25 billion in PubCo securities, valued at $10.00 per ordinary share, as well as the contingent right to receive up to 50 million PubCo ordinary shares as an earn out, with 25 million ordinary shares to be awarded if the closing price of PubCo ordinary shares equals or exceeds $12.50 for 20 out of 30 consecutive trading days, and 25 million ordinary shares to be issued if the closing price of PubCo ordinary shares equals or exceeds $15.00 for 20 out of 30 consecutive trading days.

The consummation of the Coincheck Business Combination is subject to customary closing conditions, as well as a minimum cash condition of $100 million, after giving effect to any redemptions by Company stockholders, and third-party financing, if any.

The foregoing description of the Coincheck Business Combination Agreement is subject to and qualified in its entirety by reference to the full text of the (i) Coincheck Business Combination Agreement, a copy of which was filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the SEC on April 1, 2024 (the “2023 Annual Report”), (ii) amendment to the Coincheck Business Combination Agreement, a copy of which was filed with the 2023 Annual Report and (iii) second amendment to the Coincheck Business Combination Agreement, a copy of which was filed as Exhibit 2.1 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024, as filed with the SEC on July 30, 2024. Other than as specifically discussed, this Report and the 2023 Annual Report do not give effect to the proposed Coincheck Business Combination.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Cautionary Note Regarding Forward-Looking Statements

All statements other than statements of historical fact included in this Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 (this “Report”) including, without limitation, statements under this Item regarding our financial position, business strategy and the plans and objectives of Management for future operations, are forward-looking statements. When used in this Report, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our Management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of our Management, as well as assumptions made by, and information currently available to, our Management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in our filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph.

The following discussion and analysis of our financial condition and results of operations should be read in conjunction with the unaudited condensed financial statements and the notes thereto included in this Report under Item 1. “Financial Statements”.

Overview

We are a blank check company incorporated as a Delaware corporation and formed for the purpose of effecting a Business Combination. We intend to effectuate our initial Business Combination using cash from the proceeds of our Initial Public Offering and the Private Placement, the proceeds of the sale of our securities in connection with our initial Business Combination (pursuant to any backstop agreements we may enter into), our shares, debt or a combination of cash, stock and debt.

The issuance of additional shares in connection with an initial Business Combination to the owners of the target or other investors:

●	may significantly dilute the equity interest of holders of our Common Stock;

●	may subordinate the rights of holders of our Common Stock if preferred stock is issued with rights senior to those afforded our Common Stock;

●	could cause a change in control if a substantial number of shares of our Common Stock is issued, which may affect, among other things, our ability to use our net operating loss carry forwards, if any, and could result in the resignation or removal of our present officers and directors;

●	may have the effect of delaying or preventing a change of control of us by diluting the stock ownership or voting rights of a person seeking to obtain control of us; and

●	may adversely affect prevailing market prices for our Units, Public Shares and/or Public Warrants.

Similarly, if we issue debt securities or otherwise incur significant debt to bank or other lenders or the owners of a target, it could result in:

●	default and foreclosure on our assets if our operating revenues after an initial Business Combination are insufficient to repay our debt obligations;

●	acceleration of our obligations to repay the indebtedness even if we make all principal and interest payments when due if we breach certain covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

●	our immediate payment of all principal and accrued interest, if any, if the debt security is payable on demand;

●	our inability to obtain necessary additional financing if the debt security contains covenants restricting our ability to obtain such financing while the debt security is outstanding;

●	our inability to pay dividends on our Common Stock;

●	using a substantial portion of our cash flow to pay principal and interest on our debt, which will reduce the funds available for dividends on our Common Stock if declared, our ability to pay expenses, make capital expenditures and acquisitions, and fund other general corporate purposes;

●	limitations on our flexibility in planning for and reacting to changes in our business and in the industry in which we operate;

●	increased vulnerability to adverse changes in general economic, industry and competitive conditions and adverse changes in government regulation;

●	limitations on our ability to borrow additional amounts for expenses, capital expenditures, acquisitions, debt service requirements, and execution of our strategy; and

●	other purposes and other disadvantages compared to our competitors who have less debt.

The SEC has adopted new rules and regulations relating to SPACs, which became effective on July 1, 2024. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC sponsors and related persons; (ii) additional disclosures relating to SPAC Business Combination transactions; (iii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iv) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (v) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination and may increase the costs and time related thereto.

Recent Developments

On September 11, 2024, the Nasdaq Hearings Panel determined to grant our request to continue our listing on Nasdaq, subject to the following: on or before January 14, 2025, we will complete the Coincheck Business Combination and demonstrate compliance with the 36-Month Rule and all applicable initial listing standards for the Nasdaq Capital Market. The Nasdaq Hearings Panel advised us that January 14, 2025, represents the full extent of the Nasdaq Hearings Panel’s discretion to grant continued listing while we are non-compliant with the 36-Month Rule.

During the Exception Period, we must provide prompt notification of any significant events occurring that may affect compliance with Nasdaq requirements, including, but not limited to, any event calling into question our ability to meet the terms of the granted exception. The Nasdaq Hearings Panel reserved the right to reconsider the terms of the granted exception based on any event, condition or circumstance that exists or develops that would make continued listing of our securities inadvisable or unwarranted in the opinion of the Nasdaq Hearings Panel. Any compliance document will also be subject to review by the Nasdaq Hearings Panel during the Exception Period, and the Nasdaq Hearings Panel reserves the right to request additional information before determining compliance by us with the terms of the exception.

There can be no assurance that we will be able to, on or before January 14, 2025, (i) complete the Coincheck Business Combination, (ii) demonstrate compliance with the 36-Month Rule and all applicable initial listing standards for the Nasdaq Capital Market and (iii) maintain compliance with other Nasdaq listing requirements within the Exception Period.

On October 8, 2024, the Coincheck Business Combination Parties entered into the Third BCA Amendment to delete the Sponsor’s and Company Shareholders’ right to receive Sponsor Earn Out Shares and Company Shareholder Earn Out Shares, respectively (as defined in the Coincheck Business Combination Agreement). Further, at the Closing, the Sponsor shall automatically forfeit and surrender, and PubCo shall repurchase for no consideration, 2,365,278 of the PubCo Ordinary Shares to be delivered to the Sponsor.

On November 12, 2024, a registration statement on Form F-4 in connection with the Coincheck Business Combination was declared effective by the SEC and we filed and mailed a definitive proxy statement/prospectus to seek stockholder approval of the Coincheck Business Combination at a special meeting of stockholders to be held on December 5, 2024.

Coincheck Business Combination

On March 22, 2022, we entered into the Coincheck Business Combination Agreement, by and among the Coincheck Business Combination Parties, as amended on May 31, 2023, May 28, 2024 and October 8, 2024. The Coincheck Business Combination Agreement was unanimously approved by our Board of Directors. If the Coincheck Business Combination Agreement is approved by our stockholders, and the Coincheck Business Combination is consummated, (i) Coincheck equity holders will conduct a share exchange pursuant to which they will receive shares of PubCo and Coincheck will become a wholly owned subsidiary of PubCo and (ii) we will merge with and into a wholly owned subsidiary of PubCo, with our Company continuing as the surviving corporation and a wholly owned subsidiary of PubCo, with our stockholders and warrant holders, receiving identical numbers of securities of PubCo.

For a full description of the Coincheck Business Combination Agreement and the proposed Coincheck Business Combination, please see “Item 1. Business” of our 2023 Annual Report.

Extensions of Our Combination Period

We initially had until July 2, 2023, 24 months from the closing of the Initial Public Offering, to consummate our initial Business Combination. On June 21, 2023, we held the 2023 Special Meeting at which our stockholders approved, among other things, the Charter Amendment Proposals. In connection with the vote to approve the Charter Amendment Proposals, the holders of 20,135,697 shares of Class A Common Stock properly exercised their right to redeem their Public Shares for cash at a redemption price of approximately $10.28 per share, for an aggregate redemption amount of approximately $207.1 million in the 2023 Redemptions. The 2023 Redemptions were effected on July 3, 2023. On June 26, 2024, we held the 2024 Special Meeting at which our stockholders approved, among other things, the Second Extension Amendment Proposal.

In connection with the 2024 Special Meeting and the vote to approve the Second Extension Amendment Proposal, Public Stockholders holding 592,601 Public Shares properly exercised their right to redeem such Public Shares for cash at a redemption price of approximately $10.64 per share, for an aggregate redemption amount of approximately $6.3 million. The 2024 Redemptions were effected on July 2, 2024.

Founder Share Conversion

On June 29, 2023, following the approval by our stockholders of the Founder Share Amendment Proposal at the 2023 Special Meeting, we issued an aggregate of 5,913,195 shares of Class A Common Stock to the Sponsor, upon the conversion of an equal number of Class B Common Stock held by the Sponsor in the Founder Share Conversion. The 5,913,195 shares of Class A Common Stock issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B Common Stock before the Founder Share Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial Business Combination as described in the IPO Registration Statement; consequently, the shares of Class A Common Stock issued in connection with the Founder Share Conversion are not registered under the Securities Act and will remain unregistered until registration is demanded by the Sponsor.

Following the Founder Share Conversion, the 2023 Redemptions and the 2024 Redemptions, (i) there were 9,485,736 shares of Class A Common Stock and one share of Class B Common Stock issued and outstanding and (ii) the Sponsor held approximately 69.1% of the issued and outstanding shares of Common Stock as of September 30, 2024.

Nasdaq Notice

On October 24, 2023, we received the Total Stockholders Notice from the Nasdaq Staff notifying us that we were not in compliance with the Total Stockholders Rule. The Total Stockholders Notice stated that we had until December 8, 2023 to provide Nasdaq with a plan to regain compliance. If the plan was accepted, Nasdaq Staff may grant an extension of up to 180 calendar days from the date of the Total Stockholders Notice to evidence compliance. If Nasdaq Staff did not accept our plan, we would have the opportunity to appeal that decision to a Nasdaq Hearings Panel. The Total Stockholders Notice had no immediate effect on the listing of our securities, and our securities continued to trade on the Nasdaq Global Market.

On October 26, 2023, we filed a Current Report on Form 8-K to disclose our receipt of the Total Stockholders Notice in accordance with Nasdaq Listing Rule 5810(b).

On December 8, 2023, we submitted our plan to meet the requirements under the Total Stockholders Rule. On December 13, 2023, we received a letter from the Nasdaq Staff granting us until April 22, 2024 to file documentation with the Nasdaq Staff from our transfer agent, or independent source, that demonstrates that our Common Stock has a minimum of 400 total holders. We submitted such documentation to the Nasdaq Staff on April 17, 2024.

On April 26, 2024, we received a letter from the Nasdaq Staff (i) confirming receipt of the submitted documentation, (ii) determining that we are in compliance with the Total Stockholders Rule and (iii) declaring the matter now closed.

On July 18, 2024, we received the 36-Month Notice from the Nasdaq Staff indicating that unless we timely request a hearing before the Nasdaq Hearings Panel, trading of our securities on Nasdaq would be suspended due to our non-compliance with the 36-Month Rule, which requires that a SPAC complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement. We timely requested a hearing before the Nasdaq Hearings Panel to appeal the 36-Month Notice. On July 25, 2024, Nasdaq granted our hearing request, which stayed the suspension of trading of our securities on Nasdaq until the hearing process concluded and the Nasdaq Hearings Panel issued a written decision. We attended the hearing before the Nasdaq Hearings Panel on August 22, 2024. On September 11, 2024, the Nasdaq Hearings Panel determined to grant the Company’s request to continue its listing on Nasdaq, subject to the Company complying with certain requirements on or before January 14, 2025.

Results of Operations

For the three months ended September 30, 2024 and 2023, we had net income of $122,259 and $205,799, respectively. The net income consisted of formation and operating costs of $308,884 and $134,002, interest income of $325,781 and $376,608, income from the change in fair value of our Warrant liability of $195,703 and $390,110 and a provision of income taxes of $90,341 and $426,917, respectively.

For the nine months ended September 30, 2024 and 2023, we had net income (loss) of $(228,570) and $4,131,687 respectively. The net income (loss) consisted of formation and operating costs of $880,026 and $849,809, interest income of $1,100,321 and $5,769,361, income (loss) from the change in fair value of our Warrant liability of $(243,008) and $390,110 and a provision of income taxes of $205,857 and $1,177,975, respectively.

Since the consummation of our Initial Public Offering through September 30, 2024, our activity has been limited to the evaluation of potential initial Business Combination candidates, and consummating the initial Business Combination, and we will not be generating any operating revenues until the closing and completion of our initial Business Combination. We are incurring increased expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

Factors That May Adversely Affect our Results of Operations

Our results of operations and our ability to complete an initial Business Combination may be adversely affected by various factors that could cause economic uncertainty and volatility in the financial markets, many of which are beyond our control. Our business could be impacted by, among other things, downturns in the financial markets or in economic conditions, increases in oil prices, inflation, increases in interest rates, supply chain disruptions, declines in consumer confidence and spending, public health considerations, and geopolitical instability, such as the military conflicts in Ukraine and the Middle East. We cannot at this time predict the likelihood of one or more of the above events, their duration or magnitude or the extent to which they may negatively impact our business and our ability to complete an initial Business Combination.

Liquidity, Capital Resources and Going Concern

As indicated in the unaudited condensed financial statements and the notes thereto included in Item 1. “Financial Statements”, we had $196 held outside of the Trust Account that is available to us to fund our working capital requirements and approximately $31,467,808 held inside the Trust Account as of September 30, 2024.

Prior to the consummation of our Initial Public Offering, our only sources of liquidity were an initial purchase of Founder Shares for $25,000 by the Sponsor, and a total of $105,000 of loans and advances by the Sponsor.

On July 2, 2021, we consummated our Initial Public Offering in which we sold 22,500,000 Units at a price of $10.00 per Unit generating gross proceeds of $225,000,000 before underwriting fees and expenses. Simultaneously with the consummation of our Initial Public Offering, we consummated the Private Placement of 625,000 Private Placement Units, generating gross proceeds, before expenses, of $6,250,000. Each Private Placement Unit consists of one Public Share and one-fifth of one Public Warrant. Each whole Public Warrant entitles the holder to purchase one Public Share at an exercise price of $11.50 per whole share.

On August 9, 2021, the underwriters of the Initial Public Offering exercised the over-allotment option in part and purchased an additional 1,152,784 Over-Allotment Units, generating gross proceeds of $11,527,840 and consummated a sale of an additional 23,055 Private Placement Units to the Sponsor at a price of $10.00 per Private Placement Unit, generating gross proceeds of $230,550. Following the Over-Allotment, an additional $11,527,840 of proceeds was placed in the Trust Account. In connection with the partial exercise of the over-allotment option, 555,554 shares of Class B Common Stock were forfeited for no consideration.

In connection with our Initial Public Offering and the Over-Allotment, we incurred offering costs of $12,793,700 (including an underwriting fee of $4,730,557 and deferred underwriting commissions of $8,278,474). Other incurred offering costs consisted principally of formation and preparation fees related to our Initial Public Offering. A total of $236,527,840, comprised of $231,797,283 of the proceeds from the Initial Public Offering and the underwriters’ exercise of the over-allotment option and $4,730,557 of the proceeds of the Private Placement, was placed in the Trust Account, established for the benefit of our Public Stockholders.

On June 22, 2023, we instructed Continental to liquidate the investments held in the Trust Account as of July 1, 2023, and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at JPMorgan Chase Bank, N.A., with Continental continuing to act as trustee, until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, at September 30, 2024, the assets held in the Trust Account were invested in an interest-bearing demand deposit account at a bank and are no longer invested in U.S. government securities or money market funds invested in U.S. government securities.

On March 25, 2022, the Sponsor executed the WCL Promissory Note, representing a Working Capital Loan from the Sponsor to us, of up to $1,500,000. At September 30, 2024 and December 31, 2023, there was $896,000 and $781,000 outstanding under the WCL Promissory Note, respectively, and $0 and $115,000 remained available to finance transaction costs in connection with the initial Business Combination. Through September 30, 2024, we had borrowed $1,500,000 and repaid $604,000 of the total advanced.

On March 28, 2024, we issued the 2024 Promissory Note to the Sponsor in the principal amount of up to $1,000,000. The 2024 Promissory Note bears no interest and is repayable in full upon the earlier of (i) the date of the consummation of the initial Business Combination, and (ii) the date of our liquidation. On May 15, 2024, we amended and restated the 2024 Promissory Note to increase the principal amount from up to $1,000,000 to up to $2,000,000. The rest of the terms of the 2024 Promissory Note remain the same. At September 30, 2024, there was approximately $1,131,529 outstanding under the 2024 Promissory Note and approximately 868,000 remained available to borrow under the 2024 Promissory Note.

As of September 30, 2024, we had a working capital deficit of approximately $6,511,000, including approximately $200 in our operating bank account.

Our liquidity needs to date have been satisfied through (i) a contribution of $25,000 from the Sponsor to cover certain expenses in exchange for the issuance of the Founder Shares, (ii) an advance from an affiliate of the Sponsor of the payment of certain formation and operating costs on our behalf, (iii) the proceeds from the consummation of the Private Placement not held in the Trust Account and (iv) borrowings under the WCL Promissory Note and the 2024 Promissory Note.

In connection with our assessment of going concern considerations in accordance with ASC 205-40, we have evaluated our liquidity and financial condition and determined that it is probable we will not be able to meet our obligations over the period of one year from the issuance date of the unaudited condensed financial statements included in Item 1. “Financial Statements”. In addition, while our plans to seek additional funding or to consummate an initial Business Combination, there is no guarantee we will be able to borrow such funds from our Sponsor, an affiliate of the Sponsor, or certain of our officers and directors in order to meet our obligations through the earlier of the consummation of an initial Business Combination or one year from this filing. We have determined that the uncertainty surrounding our liquidity condition raises substantial doubt about our ability to continue as a going concern. The unaudited condensed financial statements included in Item 1. “Financial Statements” do not include any adjustments that might result from the outcome of this uncertainty.

Contractual Obligations

At September 30, 2024, we did not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities other than the Warrant liability of $633,118.

Underwriting Agreement

The underwriters of the Initial Public Offering were paid a cash underwriting fee of 2% of gross proceeds of the Initial Public Offering and the over-allotment option, or $4,730,557. In addition, the underwriters are entitled to aggregate deferred underwriting commissions of $8,278,474, consisting of 3.5% of the gross proceeds of the Initial Public Offering. The deferred underwriting commissions will become payable to the underwriters from the amounts held in the Trust Account solely in the event that we complete an initial Business Combination, subject to the terms of the Underwriting Agreement.

On July 29, 2024, the underwriters of the Initial Public Offering agreed to waive their rights to the deferred underwriting commission held in the Trust Account in the event we do not complete a Business Combination within the Combination Period, pursuant to the Underwriting Agreement, and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares in the event of our liquidation (as described elsewhere in this Report).

Administrative Services Agreement

We have entered into the Administrative Services Agreement with First Capital, an affiliate of our Sponsor, pursuant to which we pay a total of $10,000 per month for office space, administrative and support services to such affiliate. Upon completion of our initial Business Combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial Business Combination takes the maximum 42 months, an affiliate of our Sponsor will be paid a total of $420,000 ($10,000 per month) for office space, administrative and support services. Under the Administrative Services Agreement, we had incurred $30,000 and $30,000 for the three months ended September 30, 2024 and 2023 and $90,000 and $90,000 for the nine months ended September 30, 2024 and 2023, respectively. Administrative Service fees included in accrued expenses were $190,000 and $110,000 at September 30, 2024 and December 31, 2023, respectively.

Advisory Agreement

We have entered into the Advisory Agreement with an affiliate of our Chief Executive Officer, pursuant to which we pay a total of $20,000 per month for advisory services relating to our search for and consummation of an initial Business Combination. Upon completion of our initial Business Combination or our liquidation, we will cease paying these monthly fees. Accordingly, in the event the consummation of our initial Business Combination takes the maximum 42 months, an affiliate of our Chief Executive Officer will be paid a total of $840,000 ($20,000 per month) for such advisory services and will be entitled to be reimbursed for any out-of-pocket expenses. Under the Advisory Agreement, we had incurred $60,000 and $60,000 for the three months ended September 30, 2024 and 2023, respectively and $180,000 and $180,000 for the nine months ended September 30, 2024 and 2023, respectively. Advisory Agreement fees included in accrued expenses were $320,000 and $180,000 at September 30, 2024 and December 31, 2023, respectively.

Critical Accounting Estimates and Policies

The preparation of unaudited condensed financial statements and related disclosures in conformity with GAAP requires our Management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the unaudited condensed financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following as our critical accounting policies:

Liquidity and Going Concern Consideration

In connection with our assessment of going concern considerations in accordance with ASC 205-40, we have until January 2, 2025 to consummate a Business Combination. It is uncertain that we will be able to consummate a Business Combination by this time. If we do not complete our Business Combination within the Combination Period, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Common Stock sold as part of the Units in the Initial Public Offering, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of franchise and income taxes payable and less up to $100,000 of such net interest which may be distributed to us to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board of Directors, dissolve and liquidate, subject in each case to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law.

In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the Initial Public Offering price per Unit in the Initial Public Offering. In addition, if we fail to complete our Business Combination within the Combination Period, there will be no redemption rights or liquidating distributions with respect to the Warrants, which will expire worthless. Management has determined that the liquidity condition and mandatory liquidation, should a Business Combination not occur, and potential subsequent dissolution raises substantial doubt about our ability to continue as a going concern. No adjustments have been made to the carrying amounts of assets or liabilities should we be required to liquidate after January 2, 2025. The amount of time remaining to finalize a Business Combination does raise substantial doubt in our Company as a going concern.

In addition, at September 30, 2024 and December 31, 2023, we had current liabilities of $6,538,470and $5,977,615, respectively, and working capital (deficit) of $(6,510,523) and $(5,959,611), respectively. These amounts include accrued expenses owed to professionals, consultants, advisors and others who are working on seeking a Business Combination. Such work is continuing after September 30, 2024 and amounts are continuing to accrue. In order to finance ongoing operating costs, the Sponsor or an affiliate of the Sponsor may provide us with additional working capital via the 2024 Promissory Note.

In connection with the vote to approve the Charter Amendment Proposals and the 2023 Redemptions, and during 2023, we received $1,565,444 from Continental, the Trustee of the Trust Account, from the excess interest in the Trust Account, pursuant to our letter of instructions requesting a withdrawal sufficient to meet any potential estimated tax obligations. In connection with the vote to approve the Second Extension Amendment Proposal and the 2024 Redemptions, we received $518,050 from Continental, from the excess interest in the Trust Account, pursuant to our letter of instructions requesting a withdrawal sufficient to meet any potential estimated tax obligations. We anticipate continuing to make payments on our operating expenses, including taxes as they become due and payable through a combination of cash held on the balance sheet and advances from the WCL Promissory Note and 2024 Promissory Note. We estimate as of September 30, 2024, income taxes payable of $330,970. As of September 30, 2024, our cash balances are insufficient to pay our estimated income tax obligation. The Sponsor has advised us that it is prepared to honor advances to meet our income tax obligations, less any cash held on our balance sheet, as they become due.

For the nine months ended September 30, 2024, we made payments for operating expenses, including taxes, as well as other expenses and obligations.

Emerging Growth Company

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act, and we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. We have elected not to opt out of such extended transition period. which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of our financial statements with another public company, which is neither an emerging growth company nor an emerging growth company that has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Recent Accounting Pronouncements

Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the unaudited condensed financial statements and notes thereto included in Item 1. “Financial Statements”.

Item 3. Quantitative and Qualitative Disclosures About Market Risk.

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information otherwise required under this Item.

Item 4. Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are controls and other procedures designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed in our reports filed or submitted under the Exchange Act is accumulated and communicated to Management, including our Chief Executive Officer and Chief Financial Officer (together, the “Certifying Officers”), or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

Under the supervision and with the participation of our Management, including our Certifying Officers, we carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act. Based on the foregoing, our Certifying Officers concluded that our disclosure controls and procedures were not effective as of the end of the quarterly period ended September 30, 2024. The material weakness was due to an ineffective control environment surrounding the lack of effectively designed controls to properly evaluate and assess certain period end expense accruals. Such ineffective control environment led to a misstatement that was corrected prior to the issuance of the financial statements contained in the 2023 Annual Report. This deficiency represents a material weakness in our internal control over financial reporting as of December 31, 2023 because it created a possibility that a material misstatement to our financial statements might not be detected or prevented on a timely basis.

In light of this material weakness, we have enhanced our processes to identify and appropriately apply applicable accounting requirements to better evaluate and understand the nuances of the complex accounting standards that apply to our financial statements including making greater use of third-party professionals with whom we consult regarding complex accounting applications. The elements of our remediation plan can only be accomplished over time, and we can offer no assurance that these initiatives will ultimately have the intended effects. We believe our efforts will enhance our controls relating to accounting for complex financial transactions, but we can offer no assurance that our controls will not require additional review and modification in the future as industry accounting practice may evolve over time.

We do not expect that our disclosure controls and procedures will prevent all errors and all instances of fraud. Disclosure controls and procedures, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the disclosure controls and procedures are met. Further, the design of disclosure controls and procedures must reflect the fact that there are resource constraints, and the benefits must be considered relative to their costs. Because of the inherent limitations in all disclosure controls and procedures, no evaluation of disclosure controls and procedures can provide absolute assurance that we have detected all our control deficiencies and instances of fraud, if any. The design of disclosure controls and procedures also is based partly on certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.

Changes in Internal Control over Financial Reporting

Other than as discussed above, there have been no changes to our internal control over financial reporting during the quarterly period ended September 30, 2024 that materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II – OTHER INFORMATION

Item 1. Legal Proceedings.

To the knowledge of our Management, there is no material litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Item 1A. Risk Factors.

As a smaller reporting company under Rule 12b-2 of the Exchange Act, we are not required to include risk factors in this Report. For additional risks relating to our operations, other than as set forth below, see the section titled “Risk Factors” contained in our (i) IPO Registration Statement, (ii) Annual Reports on Form 10-K for the years ended December 31, 2021 and 2022, as filed with the SEC on March 30, 2022 and March 31, 2023, respectively, (iii) 2023 Annual Report, (iv) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022, September 30, 2022, March 31, 2023, June 30, 2023 and September 30, 2023, as filed with the SEC on May 16, 2022, July 27, 2022, November 14, 2022, May 15, 2023, August 18, 2023 and November 14, 2023, respectively, and (v) Definitive Proxy Statement on Schedule 14A, as filed with the SEC on June 11, 2024. Any of these factors could result in a significant or material adverse effect on our results of operations or financial condition. Additional risks could arise that may also affect our business or ability to consummate an initial Business Combination. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

For risks related to Coincheck and the Coincheck Business Combination, please see the definitive proxy statement filed with the SEC on November 12, 2024.

Our securities will be suspended from trading on Nasdaq and delisted if we do not (i) complete the Coincheck Business Combination and (ii) demonstrate compliance with the 36-Month Rule and all applicable initial listing standards for the Nasdaq Capital Market within the Exception Period. Any trading suspension or delisting could have a material adverse effect on the trading of our securities and may adversely affect our ability to consummate an initial Business Combination.

On September 11, 2024, the Nasdaq Hearings Panel determined to grant our request to continue our listing on Nasdaq, subject to the following: on or before January 14, 2025, we will complete the Coincheck Business Combination and demonstrate compliance with the 36-Month Rule and all applicable initial listing standards for the Nasdaq Capital Market. The Nasdaq Hearings Panel advised us that January 14, 2025, represents the full extent of the Nasdaq Hearings Panel’s discretion to grant continued listing while we are non-compliant with the 36-Month Rule.

During the Exception Period, we must provide prompt notification of any significant events occurring that may affect compliance with Nasdaq requirements, including, but not limited to, any event calling into question our ability to meet the terms of the granted exception. The Nasdaq Hearings Panel reserved the right to reconsider the terms of the granted exception based on any event, condition or circumstance that exists or develops that would make continued listing of our securities inadvisable or unwarranted in the opinion of the Nasdaq Hearings Panel. Any compliance document will also be subject to review by the Nasdaq Hearings Panel during the Exception Period, and the Nasdaq Hearings Panel reserves the right to request additional information before determining compliance by us with the terms of the exception.

Under the previous Nasdaq rule, a SPAC not in compliance with the 36-Month Requirement could request a hearing before the Nasdaq Hearing Panel, which would have the effect of staying any potential delisting. However, in rules that became effective on October 7, 2024 (the “New Nasdaq Rules”), which includes removing the stay relating to the 36-Month Rule. Under the New Nasdaq Rules, a SPAC’s Nasdaq-listed securities will be immediately suspended from trading through the pendency of the Nasdaq Hearing Panel’s review. In addition, the scope of the Nasdaq Hearing Panel’s review is limited, as the Nasdaq Hearing Panel may only reverse a delisting determination by the staff of the Listing Qualifications Department of Nasdaq (a “Staff Delisting Determination”) where it determines that the Staff Delisting Determination was made in error and that the SPAC never failed to satisfy the 36-Month Rule. In such cases, the Nasdaq Hearing Panel is no longer able to consider facts indicating that the SPAC had regained compliance since the date of the Staff Delisting Determination, nor may the Nasdaq Hearing Panel grant an exception allowing the SPAC additional time to regain compliance. If a SPAC completes a Business Combination after receiving a Staff Delisting Determination and/or demonstrates compliance with all applicable initial listing requirements, the combined company will apply to list its securities on Nasdaq pursuant to the normal application review process. The New Nasdaq Rules contained a list of deficiencies that would immediately result in a Staff Delisting Determination, which includes noncompliance with the 36-Month Rule.

Accordingly, unless we are able to (i) complete the Coincheck Business Combination on or before January 14, 2025, (ii) demonstrate compliance with the 36-Month Rule and all applicable initial listing standards for the Nasdaq Capital Market and (iii) maintain compliance with other Nasdaq listing requirements within the Exception Period, our securities will be suspended from trading on Nasdaq and delisted. If Nasdaq were to suspend our securities from trading and delist our securities, our securities could potentially be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	appearing to be less attractive to potential target companies than an exchange listed SPAC;

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A Common Stock is a “penny stock,” which will require brokers trading in our Class A Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

In addition, if our securities are delisted from Nasdaq, trading in our securities, and offers and sales of our securities by us, may be subject to state securities regulation and additional compliance costs.

Our Public Stockholders’ exercise of redemption rights with respect to a large number of Public Shares in the 2023 Redemptions and 2024 Redemptions may affect our ability to complete an initial Business Combination in the most desirable manner that will optimize the capital structure of the combined company, or at all.

Over the past two years, the redemption rate of shares held by Public Stockholders of SPACs at the time of a stockholder meeting that approves an amendment to the charter of the SPAC or the initial Business Combination of the SPAC has been very high, thereby increasing the likelihood that we, too, may be subject to significant redemptions that may affect our ability to complete an initial Business Combination.

In connection with the vote to approve the Charter Amendment Proposals at the 2023 Special Meeting, 20,135,697 Public Shares were redeemed at a price per Public Share of approximately $10.28. In connection with the vote to approve the Second Extension Amendment Proposal at the 2024 Special Meeting, 592,601 Public Shares were redeemed at a price per Public Share of approximately $10.64. The 2023 Redemptions and the 2024 Redemptions reduced the (i) number of total outstanding Public Shares to 2,924,486 (as of September 30, 2024), and (ii) total amount held in the Trust Account to approximately $31,467,808 (as of September 30, 2024).

Due to the high rates of redemptions of Public Shares in connection with stockholder votes on extensions or Business Combinations of SPACs, we may need to rely upon significant PIPE or other outside financing to provide cash to our post-Business Combination company. Obtaining financing in connection with initial Business Combinations of SPACs has in recent times been very difficult, with many financings available only on terms that are onerous to the surviving company of the Business Combination. The failure to secure additional financing on reasonable terms could have a material adverse effect on the continued development or growth of the target business. None of the Sponsor or our other stockholders is required to provide any financing to us in connection with or after our initial Business Combination. Raising additional third-party financing may involve dilutive equity issuances or the incurrence of indebtedness at higher than desirable levels or on onerous terms. The above considerations may limit our ability to complete a Business Combination in the most desirable manner that will optimize the capital structure of the combined company, or at all. If we are unable to complete an initial Business Combination, our Public Stockholders may only receive approximately $10.76 per Public Share on the liquidation of our Trust Account, as of September 30, 2024, and our Warrants will expire worthless. In certain circumstances, our Public Stockholders may receive less than $10.76 per share on the redemption of their Public Shares.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

Unregistered Sales of Equity Securities

None.

Use of Proceeds

For a description of the use of proceeds generated in our Initial Public Offering and Private Placement, see Part II, Item 2 of our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, as filed with the SEC on August 16, 2021. There has been no material change in the planned use of proceeds from our Initial Public Offering and Private Placement as described in the IPO Registration Statement. The specific investments in our Trust Account may change from time to time.

On June 22, 2023, we instructed Continental to liquidate the investments held in the Trust Account as of July 1, 2023,  and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at JPMorgan Chase Bank, N.A, with Continental continuing to act as trustee, until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, the remaining proceeds from the Initial Public Offering and the Private Placement are no longer invested in U.S. government securities or money market funds invested in U.S. government securities.

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

On June 26, 2024, we held the 2024 Special Meeting and our stockholders approved, among other things, the Second Extension Amendment Proposal, which extended the date by which we must consummate a Business Combination from July 2, 2024 to January 2, 2025 (or such earlier date as determined by the Board of Directors). In connection with the 2024 Special Meeting and the vote to approve the Second Extension Amendment Proposal, Public Stockholders holding 592,601 Public Shares properly exercised their right to redeem such Public Shares for cash at a redemption price of approximately $10.64 per share, for an aggregate redemption amount of approximately $6.3 million. The 2024 Redemptions were effected on July 2, 2024.

The following table contains monthly information about the repurchases of our equity securities for the three months ended September 30, 2024:

Period	(a) Total number of shares (or units) purchased	(b) Average price paid per share (or unit)	(c) Total number of shares (or units) purchased as part of publicly announced plans or programs	(d) Maximum number (or approximate dollar value) of shares (or units) that may yet be purchased under the plans or programs
July 1 – July 31, 2024	592,601	$10.64	—	—

August 1 – August 31, 2024	—	—	—	—

September 1 – September 30, 2024	—	—	—	—

Item 3. Defaults Upon Senior Securities.

None.

Item 4. Mine Safety Disclosures.

Not applicable.

Item 5. Other Information.

Trading Arrangements

During the quarterly period ended September 30, 2024, none of our directors or officers (as defined in Rule 16a-1(f) promulgated under the Exchange Act) adopted or terminated any “Rule 10b5-1 trading arrangement” or any “non-Rule 10b5-1 trading arrangement,” as each term is defined in Item 408 of Regulation S-K.

Additional Information

None.

Item 6. Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Report.

No.	Description of Exhibit
10.1	Third Amendment to Business Combination Agreement, dated as of October 8, 2024, by and among the Coincheck Business Combination Parties. (1)
31.1	Certification of the Principal Executive Officer pursuant to Rule 13a-14(a) and Rule 15d-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*
31.2	Certification of the Principal Financial Officer pursuant to Rule 13a-14(a) and Rule 15d-14(a) under the Securities Exchange Act of 1934, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.*
32.1	Certification of the Principal Executive Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.**
32.2	Certification of the Principal Financial Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.**
101.INS	Inline XBRL Instance Document.*
101.SCH	Inline XBRL Taxonomy Extension Schema Document.*
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.*
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.*
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.*
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.*
104	Cover Page Interactive Data File (Embedded as Inline XBRL document and contained in Exhibit 101).*

*	Filed herewith.

**	Furnished herewith.

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K, as filed with the SEC on October 11, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 14, 2024	THUNDER BRIDGE CAPITAL PARTNERS IV, INC.

	By:	/s/ Gary A. Simanson
	Name:	Gary A. Simanson
	Title:	Chief Executive Officer
(Principal Executive Officer)

Dated: November 14, 2024	By:	/s/ William A. Houlihan
	Name:	William A. Houlihan
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)